Exhibit 3.25
State of California
Secretary of State

FILED 10/24/2007 12.25 PM Business Registration Division DEPT. OF COMMERCE AND CONSUMER AFFAIRS State of Hawali
CERTIFICATE OF FILING
OF NAME CHANGE
I. DEBRA BOWEN, Secretary of State of the State of California, hereby certify:
That on the 14th day of September, 2007, there was filed in this office an amendment whereby the Limited Liability Company name of HANSEN QUALITY, LLC. a(n) limited liability company, was changed to: FlS VALUATION SOLUTIONS, LLC.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State Of California this day of October 23, 2007.

/s/ Debra Bowen
DEBRA BOWEN Secretary of State

NP-25 (REV 1/2007)	[illegible]

State of California
Secretary of State
     I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:
     That the attached transcript of 1 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of NOV 01 2007
/s/ Debra Bowen
DEBRA BOWEN Secretary of State

Sec/State Form CE-107 (REV 1/2007)	OSP 06 99734

State of California
Secretary of State

LIMITED LIABILITY COMPANY CERTIFICATE OF AMENDMENT

A $30.00 filing fee must accompany this form.

IMPORTANT – Read instructions before completing this form.

ENDORSED - FILED
In the office of the Secretary of State of the State of California

SEP 14 2007

This Space For Filing Use Only

1. SECRETARY OF STATE FILE NUMBER	2. NAME OF LIMITED LIABILITY COMPANY
200214510013	Hansen Quality, LLC

3. COMPLETE ONLY THE SECTIONS WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED IF NECESSARY.

A. LIMITED LIABILITY COMPANY NAME (END THE NAME WITH THE WORDS "LIMITED LIABILITY COMPANY," "LTD. LIABILITY CO." OR THE ABBREVIATIONS "LLC" OR "L.L.C.")

FIS Valuation Solutions, LLC

B. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (CHECK ONE):

- [ ] ONE MANAGER
- [ ] MORE THAN ONE MANAGER
- [x] ALL LIMITED LIABILITY COMPANY MEMBER(S)

C. AMENDMENT TO TEXT OF THE ARTICLES OF ORGANIZATION:

Name of the limited liability company is FIS Valuation Solutions, LLC

D. OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE A CHANGE IN THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE OR ANY CHANGE IN THE EVENTS THAT WILL CAUSE THE DISSOLUTION.

4. FUTURE EFFECTIVE DATE, IF ANY: MONTH DAY YEAR

5. NUMBER OF PAGES ATTACHED, IF ANY:

6. IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

[signature] 6-13-07

SIGNATURE OF AUTHORIZED PERSON DATE

Todd C. Johnson - as representative of sole member Senior Vice President & Secretary

TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON Sole member - Fidelity Nat'l Info. Solutions, Inc.

7. RETURN TO:

NAME Debra H. Burgess
FIRM Fidelity National Information Services, Inc.
ADDRESS 601 Riverside Avenue
CITY/STATE Jacksonville, Florida
ZIP CODE 32204

OFFICE OF THE SECRETARY OF STATE

SEC/STATE FORM LLC-2 (Rev. 03/2005) – FILING FEE $30.00

APPROVED BY SECRETARY OF STATE

State of California
Bill Jones
Secretary of State

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

A $70.00 filing fee must accompany this form.
IMPORTANT – Read instructions before completing this form.

File# 200214510013

ENDORSED - FILED
In the office of the Secretary of State of the State of California

MAY 22 2002

BILL JONES, Secretary of State

This Space For Filing Use Only

1. Name of the limited liability company (end the name with the words "Limited Liability Company," " Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")
Hansen Quality, LLC

2. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

3. Name the agent for service of process and check the appropriate provision below:
Gregory F. Hansen which is
[X] an individual residing in California. Proceed to item 4.
[ ] a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.

4. If an individual, California address of the agent for service of process:
Address: 2204 Garnet Avenue, Suite 102
City: San Diego State: CA Zip Code: 92109

5. The limited liability company will be managed by: (check one)
[ ] one manager [ ] more than one manager [ ] single member limited liability company [X] all limited liability company members

6. Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7. Number of pages attached, if any: -0-

8. Type of business of the limited liability company. (For informational purposes only)
Real estate appraisal review, risk assessment and analysis.

9. **DECLARATION:** It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

[signature]
Signature of Organizer

Gary T. Moyer
Type or Print Name of Organizer

5/21/02
Date

10. **RETURN TO:**

NAME	
FIRM	Gary T. Moyer
ADDRESS	Ferris & Britton
CITY/STATE	401 West A Street, Suite 1600
ZIP CODE	San Diego, CA 92101

OFFICE OF THE SECRETARY OF STATE

SEC/STATE (REV. 12/99)

FORM LLC-1 – FILING FEE $70.00
Approved by Secretary of State